UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 2010


                                 IMAGING3, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
            ---------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         000-50099                                     95-4451059
---------------------------              -------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
             ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (818) 260-0930
                                                          --------------

                                 NOT APPLICABLE
            ---------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

                        Item 3.02 Unregistered Sales of Equity Securities......1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................3

SECTION 3. SECURITIES AND TRADING MARKETS

         Item 3.02.   Unregistered Sales of Equity Securities.
         ----------------------------------------------------

         On October 15, 2010, Imaging3, Inc., a California corporation (the "Company"), closed the transactions contemplated by that certain Securities Purchase Agreement, dated October 4, 2010, and related documents with Cranshire Capital, L.P. and Freestone Advantage Partners, L.P. (collectively, the "Investor"), pursuant to which the Investor has invested $1,000,000.22 into the Company at a price equal to $0.218 per share. At the closing the Company garnered net proceeds of approximately $920,000 after paying a success fee of 8% of the gross proceeds of the investment to Wharton Capital Partners, Ltd., its investment banker. As an additional success fee, the Company also issued to Wharton Capital Partners, Ltd. a five year warrant to purchase up to 229,358 shares of the Company's common stock on a cash or cashless basis for an exercise price of $0.31 per share.

         The Investor has the option to invest up to an additional $1,000,000.22 into the common stock of the Company at the same price of $0.218 per share for a period of 18 months from the date of the closing, plus has been issued at the closing five (5) year warrants (the "Warrants") to purchase additional shares of the Company's common stock. The Company has issued 4,587,157 Series A Warrants to purchase 4,587,157 additional shares of the Company's common stock, exercisable at a price of $0.2725 per share for a period of five (5) years from the date of issuance. The Company has also issued 4,587,157 Series C Warrants to purchase 4,587,157 additional shares of the Company's common stock, exercisable at a price of $0.2725 per share for a period of five (5) years from the date of issuance, exercisable only if the Investor exercises its option to invest an additional $1,000,000.22 at $0.218 per share, which is evidenced by a Series B Warrant.

         The Company has agreed to register all of the shares of common stock issued to the Investor and the shares issuable upon the exercise of the Series A, Series B and Series C Warrants, on a Form S-3 Registration Statement to be filed within 30 days after the closing. The Series B Warrant for the additional $1,000,000.22 investment at $0.218 per share must be exercised by the Investor within 18 months after the closing date or the Series B Warrant will expire and the Series C Warrant will also expire. The Warrants contain standard adjustments for corporate events such as a reorganization, stock splits and stock dividends. The exercise price of all such Warrants are subject to full ratchet and anti-dilution adjustment in the event of additional issuances of common stock by the Company below the exercise price then in effect.

         The offer, issuance and sale by the Company of the shares of common stock, Warrants and the shares of common stock underlying the Warrants in the transaction have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold without registration with the Securities and Exchange Commission under the Securities Act or under an applicable exemption from the Securities Act.

         The description of the documents in this current report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Series A Warrants, the Series B Warrants, the Series C Warrants and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this report and are incorporated herein by reference.

         A copy of each of the definitive agreements relating to the Investor's investment into the Company is attached to this Report on Form 8-K as an exhibit or incorporated by reference as an exhibit from the exhibits filed with the Company's Report on Form 8-K, dated October 4, 2010, previously filed by the Company with the Securities and Exchange Commission.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits


                  10.1.    Securities   Purchase   Agreement   by  and   between
                           Imaging3, Inc. and Cranshire Capital, L.P., dated October 4, 2010. (1)

                  10.2     Series  A  Warrant,   dated   October  15,  2010  for
                           Cranshire Capital, L.P.

                  10.3 Series A Warrant dated October 15, 2010 for Freestone Advantage Partners, L.P.

                  10.4     Series  B  Warrant,   dated   October  15,  2010  for
                           Cranshire Capital, L.P.

                  10.5     Series  B  Warrant,   dated   October  15,  2010  for
                           Freestone Advantage Partners, L.P.

                  10.6     Series  C  Warrant,   dated   October  15,  2010  for
                           Cranshire Capital, L.P.

                  10.7     Series  C  Warrant,   dated   October  15,  2010  for
                           Freestone Advantage Partners, L.P.

                  10.8 Registration Rights Agreement entered into by Imaging3, Inc., Cranshire Capital, L.P. and Freestone Advantage Partners, L.P., dated October 15, 2010.
         -----------------------
                           (1) Incorporated by reference from the Company's Report on Form 8-K, dated October 4, 2010, previously filed with the Securities and Exchange Commission.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                            -----------------------
                                  (Registrant)

Date:  October 21, 2010





                     /s/ Dean Janes, Chief Executive Officer
                     ---------------------------------------
                       Dean Janes, Chief Executive Officer




























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